                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                   FORM 8-A

                 GENERAL FORM FOR REGISTRATION OF SECURITIES

                     Pursuant to Section 12(b) or (g) of
                     The Securities Exchange Act of 1934

                     PAN PACIFIC RETAIL PROPERTIES, INC.
           -------------------------------------------------------
           (Exact name of registrant as specified in its charter)

              Maryland                                    33-0752457
  -------------------------------                   ----------------------
  (State or other jurisdiction of                      (I.R.S. Employer
  incorporation or organization)                    Identification Number)

      1631-B South Melrose Drive
           Vista, California                                  92083
----------------------------------------            ----------------------
(Address of principal executive offices)                    (Zip code)

Registrant's telephone number, including area code: (760) 727-1002

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                    Name of each exchange on which
         to be so registered                    each class is to be registered
         -------------------                    ------------------------------
    Common Stock, $.01 Par Value                    New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

                                     None

Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

      This registration statement related to the registration with the Securities and Exchange Commission of shares of Common Stock, par value $.01 per share (the "Common Stock"), of Pan Pacific Retail Properties, Inc., a Maryland corporation (the "Registrant"). The description of the Common Stock to be registered hereunder is set forth under the caption "Description of Capital Stock -- Common Stock" of the Registrant's prospectus dated June 6, 1997 (the "Prospectus"), included in its Registration Statement on Form S-11 (No. 333-28715) filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, which is hereby incorporated herein by reference.

Item 2. EXHIBITS

     Pursuant to Instruction II of the Instructions as to Exhibits for registration statements on Form 8-A, the documents listed below are filed as exhibits to this Registration Statement:

EXHIBIT NO.
-----------
   3.1 Articles of Amendment and Restatement of the Registrant (filed as Exhibit 3.1 to the Registration Statement on Form S-11, File No. 333-28715 and incorporated herein by reference)

   3.2             Amended and Restated Bylaws of the Registrant (filed as
                   Exhibit 3.2 to the Registration Statement on Form S-11, File No. 333-28715 and incorporated herein by reference)

   4.1             Specimen of Common Stock Certificate

                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant had duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: August 4, 1997                PAN PACIFIC RETAIL PROPERTIES, INC.


                                    By: /s/ Stuart A. Tanz
                                        -------------------------------
                                        Stuart A. Tanz
                                        Chief Executive Officer and President

                                EXHIBIT LIST

                                                                 SEQUENTIALLY
EXHIBIT NO.              DESCRIPTION                             NUMBERED PAGE
-----------              -----------                             -------------
   3.1 Articles of Amendment and Restatement of the Registrant (filed as Exhibit 3.1 to the Registration Statement on Form S-11, File
                   No. 333-28715 and incorporated herein
                   by reference)

   3.2             Amended and Restated Bylaws of the Registrant
                   (filed as Exhibit 3.2 to the Registration
                   Statement on Form S-11, File No. 333-28715 and incorporated herein by reference)

   4.1             Specimen of Common Stock Certificate